Exhibit 32.1

Certification
of
Chief Executive Officer and Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of VioQuest Pharmaceuticals, Inc. do hereby certify that:

     (a) the Quarterly Report on Form 10-QSB of VioQuest Pharmaceuticals, Inc. for the quarter ended June 30, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of VioQuest Pharmaceuticals, Inc.

Date: November 12, 2004	By:	/s/ Ronald Brandt
Ronald Brandt Interim Chief Executive Officer

Date: November 12, 2004	By:	/s/ Brian Lenz
Brian Lenz Interim Chief Financial Officer